Fair Value Measurements	12 Months Ended
Dec. 31, 2013
Fair Value Measurements
14.	FAIR VALUE MEASUREMENTS

Measured on recurring basis

The Group’s financial instrument measured at fair value on a recurring basis is related to the contingent consideration in connection with the acquisition of Clickpro, as presented in the following table (note 3).

	Liabilities at carrying values	Total fair value	Active market for identical liabilities (Level 1)	Other observable inputs (Level 2)	Significant unobservable inputs (Level 3)

As of December 31, 2012
Liabilities-Contingent acquisition consideration payable	2,708	2,708	—	—	2,708

	Liabilities at carrying values	Total fair value	Active market for identical liabilities (Level 1)	Other observable inputs (Level 2)	Significant unobservable inputs (Level 3)

As of December 31, 2013
Liabilities-Contingent acquisition consideration payable	$2,266	$2,266	—	—	$2,266

The Group measured the fair value of contingent consideration as of December 31, 2013 using the income approach based on the scenario-based projections relevant to revenue and net income, which required the use of unobservable inputs including assumptions of projected revenue, cost, operating expenses, and other expenses, as well as a discount rate calculated based on average cost of equity of internet advertising industry.

Measured at fair value on a non-recurring basis

The Group measured the call option acquired with the acquisition of Clickpro at fair value on a nonrecurring basis when it wrote down the carrying amounts to fair value as a result of the impairment assessments. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management estimation on the future performance of the investees and the recoverability of the investment.